Prospectus Supplement
John Hancock Investment Trust (the Trust)
John Hancock Diversified Macro Fund (the fund)
Supplement dated March 31, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective immediately, Thomas Feng, Ph.D. is added as a portfolio manager of the fund. Pablo E. Calderini and Kenneth G. Tropin continue to serve as portfolio managers of the fund, and together with Thomas Feng, are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, the following is added to the fund’s portfolio manager information under the heading “Portfolio management”:
Thomas Feng, Ph.D.
Co-Portfolio Manager, Chief Investment Officer – Quant Strategies
Managed the fund since 2025
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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